UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2015 (December 3, 2015)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

HVF II U.S. Fleet Variable Funding Notes

On December 3, 2015, Hertz Vehicle Financing II LP (“HVF II”), a bankruptcy remote, indirect, wholly-owned, special purpose subsidiary of The Hertz Corporation (collectively referred to herein with Hertz Global Holdings, Inc. as “Hertz” or the “Company”), entered into various amendment agreements pursuant to which certain terms of HVF II’s Series 2013-A Variable Funding Rental Car Asset Backed Notes (the “HVF II Series 2013-A Notes”), HVF II’s Series 2013-B Variable Funding Rental Car Asset Backed Notes (the “HVF II Series 2013-B Notes”) and HVF II’s Series 2014-A Variable Funding Rental Car Asset Backed Notes (the “HVF II Series 2014-A Notes” and, together with the HVF II Series 2013-A Notes and the HVF II Series 2013-B Notes, the “Notes”) were amended. The amendments, among other things, extended the maturity of the HVF II Series 2013-A Notes and the HVF II Series 2013-B Notes from October 2016 to October 2017 and, for each series of Notes, facilitated the issuance of a new class of notes (the “2015 Class B Notes”), each of which is subordinate to the previously outstanding Notes of such series and permit aggregate maximum borrowings of $150.0 million (subject to borrowing base availability) with respect to such 2015 Class B Notes. The amendments also reduced the aggregate maximum borrowing capacity with respect to the previously outstanding Notes by $150.0 million, such that the aggregate maximum borrowing capacity under the Notes, as amended for and after giving effect to the issuance of the 2015 Class B Notes, remains unchanged.

The foregoing summary descriptions of the HVF II U.S. Fleet Variable Funding Notes are qualified in their entirety by reference to the full text of the respective amendments and documents, which are attached as Exhibits 10.1 through 10.7 hereto and incorporated by reference herein.

Certain of the purchasers of the notes, the administrative agents and the trustees, and their respective affiliates, have performed and may in the future perform various investment banking, commercial banking, and other financial advisory services for Hertz and its subsidiaries for which they have received and will receive customary fees and expenses, and certain of such parties are also participants in other credit facilities of Hertz and its subsidiaries.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description
10.1
Second Amended and Restated Series 2013-A Supplement, dated as of December 3, 2015, among Hertz Vehicle Financing II LP, as Issuer, The Hertz Corporation, as Group I Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, certain Committed Note Purchasers, certain Conduit Investors, certain Funding Agents, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Amended and Restated Group I Supplement, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Base Indenture, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.2
Second Amended and Restated Series 2014-A Supplement, dated as of December 3, 2015, among Hertz Vehicle Financing II LP, as Issuer, The Hertz Corporation, as Group I Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, certain Committed Note Purchasers, certain Conduit Investors, certain Funding Agents, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Amended and Restated Group I Supplement, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Base Indenture, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.3
Second Amended and Restated Series 2013-B Supplement, dated as of December 3, 2015, among Hertz Vehicle Financing II LP, as Issuer, The Hertz Corporation, as Group II Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, certain Committed Note Purchasers, certain Conduit Investors, certain Funding Agents, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Amended and Restated Group II Supplement, dated as of June 17, 2015, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Amended and Restated Base Indenture, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.4
Amendment No. 1, dated as of December 3, 2015, to the Amended and Restated Group II Supplement, dated as of June 17, 2015, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Amended and Restated Base Indenture, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.5
Amendment No. 1, dated as of December 3, 2015, to the Third Amended and Restated Master Motor Vehicle Lease and Servicing Agreement (Group VII), dated as of December 3, 2015, among Rental Car Finance Corp., as lessor, DTG Operations, Inc., as lessee and servicer, The Hertz Corporation, as lessee and guarantor, and those permitted lessees from time to time becoming lessees and servicers thereunder, and Dollar Thrifty Automotive Group, Inc., as master servicer.

10.6
Amendment No. 3 to the Second Amended and Restated Master Collateral Agency Agreement, dated as of December 3, 2015, among Dollar Thrifty Automotive Group, Inc., Rental Car Finance Corp., DTG Operations, Inc., various financing sources and beneficiaries party thereto and Deutsche Bank Trust Company Americas, as master collateral agent.

10.7
Amendment No. 1, dated as of December 3, 2015, to the Fourth Amended and Restated Series 2010-3 Supplement, dated as of July 17, 2015, among Rental Car Finance Corp., as issuer, Deutsche Bank Trust Company Americas, as trustee, and Hertz Vehicle Financing II LP, as Series 2010-3 Noteholder.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer
Date:  December 8, 2015